Exhibit 10.39



            KeySpan Long-Term Performance Incentive Compensation Plan
               Target Performance Award Level for Fiscal Year 2006

                                                       Target Performance Award
              Named Executive Officer                   Level for Fiscal 2006
              -----------------------                   ---------------------


              Robert B. Catell                                   240%

              Robert J. Fani                                     160%

              Wallace P. Parker, Jr.                             125%

              Steven L. Zelkowitz                                125%

              Gerald Luterman                                    110%